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                                                                    EXHIBIT 10.2

                          REGISTRATION RIGHTS AGREEMENT

                                       FOR

                                  COMMON STOCK

                              Dated March 17, 2000

                                  by and among

                            FABRISTEEL HOLDINGS, INC.

                         CITICORP VENTURE CAPITAL, LTD.,

                                       and

                       THE INVESTORS LISTED ON SCHEDULE A

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                 REGISTRATION RIGHTS AGREEMENT FOR COMMON STOCK

          This Registration Rights Agreement for Common Stock (the "Agreement") is made and entered into March 17, 2000, by and among FabriSteel Holdings, Inc, a Delaware corporation (the "Company"), Citicorp Venture Capital, Ltd., a New York corporation ("CVC"), the individuals listed as "Continuing Investors" on Schedule A hereto (collectively, the "Continuing Investors"), the individuals listed as "Management Investors" on Schedule A hereto and the individuals who join in the Securities Purchase and Holders Agreement (as hereinafter defined) and this Agreement as Management Investors (collectively, the "Management Investors") and the individuals and other entities listed as "Other Investors" on Schedule A hereto (the "Other Investors"). As used herein, CVC, the Continuing Investors, the Management Investors and the Other Investors are sometimes referred to herein collectively as the "Investors" and each individually as the "Investor"; and term "Company" shall mean the Company and any of its successors.

          This Agreement is made pursuant to the Securities Purchase and Holders Agreement. In order to induce the Investors to enter into the Securities Purchase and Holders Agreement, the Company has agreed to provide the registration rights set forth in this Agreement.

          The parties hereby agree as follows:

          1. Definitions

          As used in this Agreement, the following capitalized terms shall have the following meanings:

          "Affiliate" has the meaning set forth in Rule 12b-2 of the Rules promulgated under the Exchange Act.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the Class A Common Stock, par value $.01 per share, of the Company, including shares of Class A Common Stock issuable upon the conversion of shares of Class B Common Stock, par value $.01 per share, and as adjusted for any stock dividend or distribution payable thereon or stock split, reverse stock split, recapitalization, reclassification, reorganization, exchange, subdivision or combination thereof.

          "Demand Registration" has the meaning set forth is Section 4(a) of this Agreement.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

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          "Prospectus" means the prospectus included in any Registration
Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registration Expenses" means the costs and expenses of all registrations and qualifications under the Securities Act, and of all other actions the Company is required to take in order to effect the registration of Registrable Securities under the Securities Act pursuant to this Agreement (including all federal and state registration and filing fees, printing expenses, fees and disbursements of counsel for the Company and the fees and expenses of the Company's independent public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such registration)) other than the costs and expenses of any Investors whose Registrable Securities are to be registered pursuant to this Agreement comprising underwriters' commissions, brokerage fees, transfer taxes or the fees and expenses of any accountants or other representatives retained by any Investor.

          "Registration Statement" means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

          "Registrable Securities" has the meaning set forth in Section 2 of this Agreement.

          "Securities Act" means the Securities Act of 1933, as amended from time to time.

          "Securities Purchase and Holders Agreement" means the Securities Purchase and Holders Agreement dated as of the date hereof among the Company, CVC, the Continuing Investors and the other signatories thereto.

          "Special Registration Statement" means (i) a registration statement on Forms S-8 or S-4 or any similar or successor form or any other registration statement relating to an exchange offer or an offering of securities solely to the Company's employees or security holders or (ii) a registration statement registering a Unit Offering.

          "Unit Offering" means a public offering of a combination of debt and equity securities of the Company in which (i) not more than 20% of the gross proceeds received for the sale of such securities is attributed to such equity securities, and (ii) after giving effect to such offering, the Company does not have a class of equity securities required to be registered under the Exchange Act.

          "underwritten registration" or "underwritten offering" means a registration in which securities of the Company are sold to an underwriter for reoffering to the public.

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          2. Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities. As used herein, "Registrable Securities" means the shares of Common Stock that are issued (or issuable) and outstanding on the date hereof and the shares of Common Stock that become issued (or issuable) and outstanding after the date hereof; provided, however, that shares of Common Stock issued to Management Investors which shares are subject to the restrictions contained in Article VI of the Securities Purchase and Holders Agreement shall be deemed to be Registrable Securities only to the extent such shares are eligible for repurchase by the Company at the Repurchase Price (as defined in the Securities Purchase and Holders Agreement) pursuant to
Section 6.3 of the Securities Purchase and Holders Agreement; and provided, further, that each share of Common Stock shall cease to be a Registrable Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering it; (ii) it is distributed to the public pursuant to Rule 144 (or any similar provisions then in force) under the Securities Act; or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing or requiring a legend as set forth in Section 3.2 of the Securities Purchase and Holders Agreement (or other legend of similar import) and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists under the Securities Act.

          3. Incidental Registration.

               (a) Right to Include Common Stock. If the Company at any time proposes to register any of its Common Stock under the Securities Act (other than on a Special Registration Statement), whether or not for sale for its own account, it will each such time give at least 30 days prior written notice (the "Notice") to all holders of Registrable Securities of its intention to issue its Common Stock under the Securities Act and of such holders' rights under this
Section 3. Upon the written request of any such holders of Registrable Securities made within 15 days of the date of the Notice (which request shall specify the aggregate number of the Registrable Securities to be registered and will also specify the intended method of disposition thereof), the Company will effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof (an "Incidental Registration"), to the extent required to permit the public disposition (in accordance with such intended methods thereof) of the Registrable Securities to be so registered; provided, that (i) if, at any time after giving written notice of its intention to register shares of Common Stock and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Company's Common Stock, the Company shall give written notice of such determination to each holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); (ii) if a registration requested pursuant to this Section 3 shall involve an underwritten public offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing at least 30 days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration; and (iii) if, at any time after the 180-day or shorter period specified in Section 3(b), the sale of the securities has not been completed, the Company may

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withdraw from the registration on a pro rata basis (based on the number of
Registrable Securities requested by each holder of Registrable Securities to be so registered) the Registrable Securities which the Company has been requested to register and which have not been sold.

               (b) Priority in Incidental Registrations. If a registration pursuant to Section 3(a) involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the total number of shares of Common Stock to be included in such registration, including the Registrable Securities requested to be included pursuant to this Section 3, exceeds the maximum number of shares of Common Stock specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of such shares of Common Stock, then the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters, can be sold in the following order of priority: (i) first, all of the shares of Common Stock that the Company proposes to sell for its own account, if any, (ii) second, all of the shares of Common Stock being registered by holder(s) of Registrable Securities pursuant to a Demand Registration (as hereinafter defined), and (iii) third, the Registrable Securities of the holder(s) of Registrable Securities requested to be included in such Incidental Registration. To the extent that shares of Common Stock to be included in the Incidental Registration must be allocated among the holders(s) of Registrable Securities pursuant to clause (iii) above, such shares shall be allocated pro rata among the holders(s) of Registrable Securities based on the number of shares of Common Stock that such holders(s) of Registrable Securities shall have requested to be included therein. Notwithstanding the foregoing, if an Incidental Registration is an underwritten offering, the managing underwriter or underwriters may select shares for inclusion, or exclude shares completely, in such Incidental Registration on a basis other than a pro rata basis if, in the reasonable opinion of such underwriter or underwriters, selection on such other basis, or inclusion of such shares, would be material to the success of the offering.

               (c) Expenses. The Company will pay all Registration Expenses in connection with any registration of Registrable Securities requested pursuant to this Section 3.

               (d) Liability for Delay. The Company shall not be held responsible for any delay in the filing or processing of a registration statement which includes any Registrable Securities due to requests by holders of Registrable Securities pursuant to this Section 3 nor for any delay in requesting the effectiveness of such registration statement.

          4. Demand Registration

               (a) Right to Demand Registration. Subject to Section 4(b) below, CVC shall be entitled to make a written request ("Demand Registration Request") to the Company for registration with the Commission under and in accordance with the provisions of the Securities Act of all or part of the Registrable Securities owned by it (a "Demand Registration") (which Demand Registration Request shall specify the intended number of Registrable Securities to be disposed of by such holder and the intended method of disposition thereof); provided, that the Company may, if the Board of Directors so determines in the exercise

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of its reasonable judgment that due to a pending or contemplated acquisition or disposition or public offering it would be inadvisable to effect such Demand Registration at such time, defer such Demand Registration for a single period not to exceed 180 days. Within 10 days after receipt of the Demand Registration Request, the Company will serve written notice (the "Notice") of such Demand Registration Request to all holders of Registrable Securities and, subject to paragraph (c) below, the Company will include in such registration all Registrable Securities of such holders with respect to which the Company has received written requests for inclusion therein from such holders within fifteen
(15) business days after the receipt by the applicable holder of the Notice. All requests made pursuant to this paragraph 4(a) will specify the aggregate number of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof.

               (b) Number of Demand Registrations. CVC shall be entitled to make one or more Demand Registration Requests at any time and from time to time. The Registration Expenses shall be borne by the Company.

               (c) Priority on Demand Registration. If any of the Registrable Securities proposed to be registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering and the managing underwriter or underwriters of a Demand Registration advise the Company and the holders of such Registrable Securities in writing that in its or their reasonable opinion the number of shares of Common Stock proposed to be sold in such Demand Registration exceeds the maximum number of shares specified by the managing underwriter that may be distributed without adversely affecting the price, timing or distribution of the Common Stock, the Company shall include in such registration only such maximum number of Registrable Securities which, in the reasonable opinion of such underwriter or underwriters can be sold in the following order of priority:
(i) first, the Registrable Securities requested to be included in such Demand Registration held by the party requesting such Demand Registration; (ii) second, shares of Common Stock to be offered by the Company in such Demand Registration; and (iii) third, shares of Common Stock held by other holders requested to be included in such Demand Registration, provided that such amount shall be allocated among such other holders on a pro rata basis based upon their respective percentage of ownership of the total number of shares of Common Stock then outstanding.

          5. Registration Procedures. If and whenever the Company is required to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

               (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Sections 3 or 4 herein at any time prior to the effective date of the registration statement relating thereto;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as

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may be necessary to keep such registration statement effective for a period of not less than 180 days or such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder, if applicable) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

               (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each such amendment and supplement thereof (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

               (d) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject or subject itself to general taxation in any jurisdiction where it is not then so subject;

               (e) immediately notify each seller of any Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Act within the appropriate period mentioned in clause (b) of this Section 5, of the Company becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and within ten days prepare and furnish to all sellers a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

               (f) use its best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed or Nasdaq if the Common Stock is then quoted on Nasdaq, if such Registrable Securities are not already so listed or quoted and if such listing is then permitted under the rules of such exchange or Nasdaq, and provide an independent transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

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               (g) furnish to each seller of Registrable Securities covered by such registration statement a signed counterpart, addressed to such seller (and the underwriters, if any) of:

                    (i) an opinion of counsel for the Company, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

                    (ii) a "comfort" letter, dated the effective date of such registration statement (or, if such registration involves an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering such matters with respect to such registration statement as are customarily covered in accountants' letters delivered to the underwriters in underwritten offerings of securities as may reasonably be requested by the sellers of not less than 50% of such Registrable Securities (and the managing underwriter, if any); and

               (h) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter (individually, an "Inspector" and collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility (collectively, the "Records"), and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided that any Records that are designated by the Company in writing as confidential shall be kept confidential by the Inspectors unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (B) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or by any regulatory authority having jurisdiction. Each Investor agrees that non-public information obtained by it as a result of such Inspections shall be deemed confidential and acknowledges its obligations under the Federal securities laws not to trade any securities of the Company on the basis of material non-public information.

          The Company may require each seller of Registrable Securities as to which any registration is being effected promptly to furnish to the Company such information regarding the distribution of such Registrable Securities as may be legally required. Such information shall be furnished in writing and shall state that it is being furnished for use in the registration statement.

          Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (e) of this Section 5, such holder will forthwith discontinue

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disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this
Section 5, and, if so directed by the Company, such holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of the Company's notice. In the event the Company shall give any such notice, the period mentioned in clause (b) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (e) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 5.

          6. Indemnification.

               (a) Indemnification by the Company. The Company hereby agrees to indemnify and hold harmless each holder of Registrable Securities which shall have been registered under the Securities Act, and such holder's officers, directors and agents and each other Person, if any, who controls such holder within the meaning of the Securities Act and each other Person (including underwriters) who participates in the offering of such Registrable Securities against any losses, claims, damages, liabilities, reasonable attorneys' fees, costs or expenses (collectively, the "Damages"), joint or several, to which such holder or controlling Person or participating Person may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company or its agents contained in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such holder of Registrable Securities or such controlling Person or participating Person in connection with investigating or defending any such Damages or proceeding; provided, however, that the Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or such controlling or participating Person, as the case may be, specifically for use in the preparation thereof; or (ii) an untrue statement or alleged untrue statement, omission or alleged omission in a prospectus if such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the prospectus which amendment or supplement is delivered to such holder in a timely manner and such holder thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of such Registrable Securities to the Person asserting such Damages.

               (b) Indemnification by the Holders of Registrable Securities Which Are Registered. It shall be a condition of the Company's obligations under this Agreement to

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effect any registration under the Securities Act that there shall have been delivered to the Company an agreement or agreements duly executed by each holder of Registrable Securities to be so registered, whereby such holder agrees to indemnify and hold harmless the Company, its directors, officers and agents and each other Person, if any, which controls the Company within the meaning of the Securities Act against any Damages, joint or several, to which the Company, or such other Person or such Person controlling the Company may become subject under the Securities Act or otherwise, but only to the extent that such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue statements or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities are registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which, in each such case, has been made in or omitted from such registration statement, said preliminary or final prospectus or said amendment or supplement in reliance upon, and in conformity with, written information furnished to the Company by such holder of Registrable Securities specifically for use in the preparation thereof. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information furnished in writing by such Persons specifically for inclusion in any prospectus or registration statement.

               (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of the commencement of any action or proceeding involving a claim referred to in the preceding Sections 6(a) and 6(b); and (ii) unless the indemnified party has been advised by its counsel that a conflict of interest exists between such indemnified and indemnifying parties under applicable standards of professional responsibility, with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to the entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation; provided, however, that no indemnifying party will consent to the entry of any judgment or enter into any settlement (other than for the payment of money only) without the consent of the indemnified party (which consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim, will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

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               (d) Contribution. If for any reason the indemnification provided for in the preceding Sections 6(a) or 6(b) is unavailable to an indemnified party in respect of any Damages referred to therein, the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Damages in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that in no event shall the liability of any selling holder of Registrable Securities hereunder be greater in amount than the difference between the dollar amount of the proceeds received by such holder upon the sale of the Registrable Securities giving rise to such contribution obligation and all amounts previously contributed by such holder with respect to such Damages. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

          7. Hold-Back Agreements

               (a) Restrictions on Public Sale by Holder of Registrable Securities. Each holder of Registrable Securities whose Registrable Securities are eligible for inclusion in a Registration Statement filed pursuant to Sections 3 or 4 agrees, if requested by the managing underwriter or underwriters in an underwritten offering of any Registrable Securities, not to effect any public sale or distribution of Registrable Securities, including a sale pursuant to Rule 144 (or any similar provision then in force) under the Securities Act (except as part of such underwritten registration), during the 10-day period prior to, and during the 180-day period (or such shorter period as may be agreed to by the parties hereto) beginning on the effective date of such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriter or underwriters.

          The foregoing provisions shall not apply to any holder of Registrable Securities if such holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such holder shall undertake, in its request to participate in any such underwritten offering, not to effect any public sale or distribution of Registrable Securities (except as part of such underwritten registration) during such period unless it has provided 45 days prior written notice of such sale or distribution to the managing underwriter or underwriter.

               (b) Restrictions on Public Sale by the Company and Others. The Company shall (i) not effect any public sale or distribution of any of its Common Stock for its own account during the 10-day period prior to, and during the 180-day period beginning on, the effective date of a Registration Statement filed pursuant to Sections 3 or 4 (except as part of a Special Registration Statement), and (ii) use reasonable efforts to cause each holder of Common

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Stock purchased from the Company at any time after the date of this Agreement
(other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration, if permitted).

          8. Underwritten Registration

          If any of the Registrable Securities covered by any Incidental Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company and, in the case of a Demand Registration approved by CVC.

          Notwithstanding anything herein to the contrary, no Person may participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwritten arrangements approved by the Persons entitled hereunder to approve such arrangement and (b) accurately completes and executes all questionnaires, powers of attorney, indemnities, custody agreements, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          9. Miscellaneous

               (a) Amendment and Modification. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment or waiver is set forth in a writing executed by (i) the Company, (ii) CVC (so long as CVC and its Affiliates own in the aggregate at least 25% of the outstanding Common Stock on a fully diluted basis), (iii) the holders of a majority of the shares of the Registrable Securities held by Investors other than CVC and (iv) in the case of any amendment which materially and adversely affects any Investor, such Investor. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

               (b) Survival of Representations and Warranties. All representations, warranties, covenants and agreements set forth in this Agreement will survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by an Investor or on its behalf.

               (c) Successors and Assigns; Entire Agreement. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns and executors, administrators and heirs. This Agreement set forth the entire agreement and understandings among the parties as to the subject matter hereof and merges and supersedes all prior discussions and understandings of any and every nature among them.

               (d) Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

               (e) Notices. All notices provided for or permitted hereunder shall be made in writing by hand-delivery, registered or certified first-class mail, telex, telecopier or air courier guaranteeing overnight delivery to the other party at the following addresses (or at such other address as shall be given in writing by any party to the others):

          If to the Company to:

          FabriSteel Holdings, Inc.
          22100 Trolley Industrial Drive
          Taylor, Michigan 48180-1872
          Attention:  President

          with required copies to:

          Dechert Price & Rhoads
          4000 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA  19103
          Attention: Craig L. Godshall, Esq.

          If to CVC, to:

          Citicorp Venture Capital, Ltd.
          399 Park Avenue, 14th Floor
          New York, New York  10043
          Attention: Charles Corpening

          with a required copy to:

          Dechert Price & Rhoads
          4000 Bell Atlantic Tower
          1717 Arch Street
          Philadelphia, PA  19103
          Attention: Craig L. Godshall, Esq.

          If to an Investor, at the most current address given by such Investor to the Company in accordance with this Section 10(e), which address initially is, with respect to each Investor, the address set forth on Schedule A hereto.

          All such notices shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

               (f) Governing Law. The validity, performance, construction and effect of this Agreement shall be governed by and construed in accordance with the internal law of Delaware, without giving effect to principles of conflicts of law.

               (g) Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect their meaning, construction or effect.

               (h) Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

               (i) Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.


               (j) Termination. Unless sooner terminated in accordance with its terms, this Agreement shall terminate on the fifteenth anniversary of the date of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive the termination of this Agreement.

               (k) Remedies. In the event of a breach or a threatened breach by any party to this Agreement of its obligations under this Agreement, any party injured or to be injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, it being agreed by the parties that the remedy at law, including monetary damages, for breach of such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

               (l) Party No Longer Owning Securities. If a party hereto ceases to own any Registrable Securities, such party will no longer be deemed to be an Investor for purposes of this Agreement; provided that the indemnification rights and obligations set forth in Section 6 hereof shall survive any such cessation of ownership.

               (m) Pronouns. Whenever the context may require, any pronouns used herein shall be deemed also to include the corresponding neuter, masculine or feminine forms.

               (n) No Effect on Employment. Nothing herein contained shall confer on any Investor the right to remain in the employ of the Company or any of its subsidiaries or Affiliates.

               (o) Signatures. While there are signature pages attached to this Agreement, this Agreement shall be binding upon each Investor whether or not any such Investor has executed this Agreement.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                       FABRISTEEL HOLDINGS, INC.


                       By: /s/ Rex A. Ogg
                           -------------------------------------
                           Rex A. Ogg

                       Its: President


                       CITICORP VENTURE CAPITAL LTD.


                       By: /s/ Charles E. Corpening
                           -------------------------------------
                       Its: Vice President


                       MANAGEMENT INVESTORS:


                       /s/ Rex A. Ogg
                       -----------------------------------------
                       Rex A. Ogg
                       9255 Fellows Creek Drive
                       Plymouth, MI  48170
                       Social Security Number: ###-##-####


                       /s/ Mark J. MacGuidwin
                       -----------------------------------------
                       Mark J. MacGuidwin
                       385 Yarmouth Road
                       Bloomfield Hills, MI 48301
                       Social Security Number:  ###-##-####


                       /s/ James B. Ross
                       -----------------------------------------
                       James B. Ross
                       3316 Summit Ridge Drive
                       Rochester Hills, MI 48306
                       Social Security Number:  ###-##-####


                       /s/ David W. Sickels
                       -----------------------------------------
                       David W. Sickels
                       46069 Green Valley

                       Plymouth, MI 48170
                       Social Security Number:  ###-##-####


                       /s/ John J. Vrana
                       -----------------------------------------
                       John J. Vrana
                       540 Essex Drive
                       Rochester Hills, MI 48307
                       Social Security Number:  ###-##-####


                       /s/ Richard Puricelli
                       -----------------------------------------
                       Richard Puricelli
                       2750 Indian Mound Road South
                       Bloomfield Hills, MI 48301
                       Social Security Number:  ###-##-####


                       CONTINUING INVESTORS:

                       Jerry H. Steward Children's Trust #1 UTA DTD 12-16-76 FBO Elizabeth H. Steward (EIN #38-636-4786)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee


                       Jerry H. Steward Children's Trust #5 UTA DTD 12-16-76 FBO Eileen H. Steward (EIN #38-636-4774)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee

                       Jerry H. Steward Children's Trust UTA #4 DTD 12-16-76 FBO Ellen H. Steward (EIN #38-636-4789)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee


                       Jerry H. Steward Children's Trust #3 UTA DTD 12-16-76 FBO Jason H. Steward (EIN # 38-636-4791)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee


                       Jerry H. Steward Children's Trust #2 UTA DTD 12-16-76 FBO Jeffery H. Steward (EIN #38-636-4788)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee


                       Douglas A. Steward Revocable Living Trust Dated May 21, 1990, as Amended


                       /s/ Douglas A. Steward
                       -----------------------------------------
                       Douglas A. Steward, Co-Trustee
                       SS# ###-##-####


                       -----------------------------------------
                       Roxanne Steward, Co-Trustee

                       John H. Steward, II Revocable Living Trust, dated June 5, 1990


                       /s/ John H. Steward
                       -----------------------------------------
                       John H. Steward, II, Trustee
                       SS# ###-##-####


                       Jeffery H. Steward Revocable Living Trust dated May 16, 1991, as Amended


                       /s/ Jeffery H. Steward
                       -----------------------------------------
                       Jeffery H. Steward, Co-Trustee
                       SS# ###-##-####


                       /s/ Lisa G. Steward
                       -----------------------------------------
                       Lisa G. Steward, Co-Trustee


                       Jerry H. Steward Irrevocable Stock Trust #5 FBO Eileen H. Steward-Llewellyn, dated May 15, 1990 (EIN #38-657-5883)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee


                       Jerry H. Steward Irrevocable Stock Trust #4 FBO
                       Ellen H. Steward, dated May 15, 1990 (EIN #38-657-5881)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee

                       Jerry H. Steward Irrevocable Stock Trust #3 FBO
                       Jason H. Steward, dated May 15, 1990 (EIN #38-657-5880)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee


                       Jerry H. Steward Irrevocable Stock Trust #2 FBO Elizabeth H. Garner, dated May 15, 1990
                       (EIN #38-657-5879)


                       -----------------------------------------
                       Key Trust Company, Co-Trustee


                       -----------------------------------------
                       Frank J. Dale, Co-Trustee


                       /s/ Margaret Ann Campbell
                       -----------------------------------------
                       Margaret Ann Campbell
                       SS# ###-##-####


                       Sallie E. Snyder Living Trust Agreement, dated October 4, 1989


                       /s/ Sallie E. Snyder
                       -----------------------------------------
                       Sallie E. Snyder, Trustee
                       SS# ###-##-####

                       /s/ Frances A. I. Knoop
                       -----------------------------------------
                       Frances A. I. Knoop
                       SS# ###-##-####


                       Mary E. Biddinger Living Trust Agreement dated February 23, 1991


                       /s/ Mary E. Biddinger
                       -----------------------------------------
                       Mary E. Biddinger, Trustee
                       SS# ###-##-####


                       Katharine I. Campbell Living Trust
                       dated June 29, 1993 (EIN# 38-6708973)


                       /s/ Robert M. Campbell
                       -----------------------------------------
                       Robert M. Campbell, Co-Trustee


                       /s/ William Bradley
                       -----------------------------------------
                       Comerica Bank, Co-Trustee


                       Margaret H. Steward Living Trust, dated
                       December 14, 1966, and any amendments thereto


                       /s/ Margaret H. Steward
                       -----------------------------------------
                       Margaret H. Steward, sole Trustee
                       SS# ###-##-####


                       Jerry H. Steward Living Trust, dated December 14, 1966, and any amendments thereto


                       /s/ Jerry H. Steward
                       -----------------------------------------
                       Jerry H. Steward, sole Trustee
                       SS# ###-##-####

                       OTHER INVESTORS

                       CCT PARTNERS, V, LP


                       By: /s/ Thomas H. Sanders
                           -------------------------------------
                           Name:  Thomas H. Sanders
                           Title: Secretary of CCT 1998 Corporation, GP of CCT Partner V,L.P.

                        63 BR PARTNERSHIP


                       By: /s/ James A. Urry
                           -------------------------------------
                           Name: James A. Urry
                           Title: Attorney-In-Fact


                       /s/ Michael A. Delaney
                       -----------------------------------------
                       Michael A. Delaney


                       /s/ Charles E. Corpening
                       -----------------------------------------
                       Charles E. Corpening


                       /s/ David F. Thomas
                       -----------------------------------------
                       David F. Thomas


                       /s/ Richard M. Cashin
                       -----------------------------------------
                       Richard M. Cashin

                        ALCHEMY L.P.


                       By:/s/ [illegible]
                          --------------------------------------
                          Name: [illegible]
                          Title: General Partner


                       Thomas F. McWilliams Flint Trust dated October 27, 1998


                       /s/ Jeanne Blastberg
                       -----------------------------------------
                       Jeanne Blastberg, Trustee


                       /s/ James Urry
                       -----------------------------------------
                       James Urry


                       /s/ Byron Knief
                       -----------------------------------------
                       Byron Knief


                       /s/ Joseph M. Silvestri
                       -----------------------------------------
                       Joseph M. Silvestri


                       /s/ John Weber
                       -----------------------------------------
                       John Weber


                       /s/ M. Saleem Muqaddam
                       -----------------------------------------
                       M. Saleem Muqaddam

                       /s/ Richard E. Mayberry
                       -----------------------------------------
                       Richard E. Mayberry


                       BG PARTNER LLP


                       By: /s/ Paul C. Schorr IV
                           -------------------------------------
                           Name: Paul C. Schorr IV
                           Title: General Partner and Authorized Signatory


                       /s/ Ian D. Highet
                       -----------------------------------------
                       Ian D. Highet

                                   SCHEDULE A
                                   ----------

Name of Continuing Investor                       Address
---------------------------                       -------
Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Children's
Trust UTA DTD 12-16-76 FBO Elizabeth H. Steward   Cleveland, Ohio 14114

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Children's
Trust UTA DTD 12-16-76 FBO Eileen H. Steward      Cleveland, Ohio 14114

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Children's
Trust UTA DTD 12-16-76 FBO Ellen H. Steward       Cleveland, Ohio 14114

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Children's
Trust UTA DTD 12-16-76 FBO Jason H. Steward       Cleveland, Ohio 14114

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Children's
Trust UTA DTD 12-16-76 FBO Jeffery H. Steward     Cleveland, Ohio 14114

Douglas A. Steward, Co-Trustee of the             30400 Bristol Lane
Douglas A. Steward Revocable Living Trust
Dated May 21, 1990, as Amended                    Bingham Farms, MI 48025

John H. Steward, II, Trustee of the               1030 Martin Place
John H. Steward, II Revocable Living Trust
Dated June 5, 1990                                Ann Arbor, MI 48104

Jeffery H. Steward, Co-Trustee of the             274 Scarlot Drive
Jeffery H. Steward Revocable Living Trust
dated May 16, 1991, as Amended                    Canton, MI 48187

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Irrevocable
Stock Trust FBO Eileen H. Steward-Llewellyn,      Cleveland, Ohio 14114
dated May 15, 1990

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Irrevocable
Stock Trust FBO Ellen H. Steward, dated May       Cleveland, Ohio 14114
15, 1990

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Irrevocable
Stock Trust FBO Jason H. Steward, dated May       Cleveland, Ohio 14114
15, 1990

Key Trust Company and Frank J. Dale,              Key Trust Company
Co-Trustees of the Jerry H. Steward Irrevocable
Stock Trust FBO Elizabeth H. Garner dated May     Cleveland, Ohio 14114
15, 1990

Margaret Ann Campbell                             961 South Highland
                                                  Dearborn, MI 48124

Sallie F. Snyder, Trustee of the                  5137 Wood View Court
Sallie F. Snyder Living Trust Agreement,          Dearborn, MI 48126
dated October 4, 1989

Frances A.I. Knoop                                811 Mohaw
                                                  Dearborn, MI 48124

Mary E. Biddinger, Trustee of the                 8134 Crossgate Court North
Mary E. Biddinger Living Trust Agreement          Dublin, Ohio 43017
dated February 23, 1991

Robert M. Campbell and Comerica Bank,
Co-Trustees of the Katharine I. Campbell
Living Trust dated June 29, 1993

Margaret H. Steward, Sole Trustee of the          961 South Highland
Margaret H. Steward Living Trust, dated           Dearborn, MI 48124
December 14, 1966, and any amendments thereto

Jerry H. Steward, Sole Trustee of the             5104 Woodlands Lane
Jerry H. Steward Living Trust, dated              Bloomfield Hills, MI 48302
December 14, 1966, and any amendments thereto

Name of Management Investor                       Address
-----------------------------------------------   ---------------------------
Rex A. Ogg                                        9255 Fellows Creek Drive
                                                  Plymouth, MI 48170

Mark J. MacGuidwin                                385 Yarmouth Road
                                                  Bloomfield Hills, MI 48301

James B. Ross                                     3316 Summit Ridge Drive
                                                  Rochestor Hills, MI 48306

David W. Sickels                                  46069 Green Valley
                                                  Plymouth, MI 48170

John J. Vrana                                     540 Essex Drive
                                                  Rochester Hills, MI 48307

Richard Puricelli

Name of Other Investor                            Address
-----------------------------------------------   ---------------------------
CCT Partners V, LP

Michael A. Delaney

Charles E. Corpening

63 BR Partnership

David F. Thomas

Richard M. Cashin

Alchemy L.P.

Jeanne  Blastberg, Trustee  of the  Thomas  F.
   McWilliams Flint Trust dated 10/27/98

James Urry

Byron Knief

Joseph M. Silvestri

John Weber

M. Saleem Muqaddam

Richard E. Mayberry

BG Partner LLP

Ian D. Highet